EXHIBIT 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PowerHouse Technologies Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Wells, Vice President, Finance (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                          /s/ David R. Wells
                                          ------------------------------------
                                          David R. Wells
                                          Vice President, Finance
                                          (Principal Financial and Accounting
                                          Officer)
                                          July 28, 2005